UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2025

BioXcel Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38410	82-1386754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Long Wharf Drive

New Haven, CT 06511

(Address of principal executive offices) (Zip Code)

(475) 238-6837

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BTAI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 12, 2025, BioXcel Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, a total of 9,726,849 shares of common stock were present in person or represented by proxy at the meeting, representing approximately 44.68% of the Company’s outstanding common stock as of the October 31, 2025 record date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 12, 2025.

Proposal 1 — Election of three Class I directors for a term of office expiring on the date of the annual meeting of stockholders in 2028 and until their respective successors have been duly elected and qualified.

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
June Bray	1,735,749	322,163	7,668,937
Sandeep Laumas, M.D.	1,474,122	583,790	7,668,937
David Mack	1,840,490	217,422	7,668,937

Proposal 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
9,478,711	202,558	45,580	0

Proposal 3 — Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
1,616,305	394,890	46,717	7,668,937

Proposal 4 — Approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended to effect, within 12 months following the date of stockholder approval and solely if the Board determines it is necessary and advisable to regain compliance with the minimum bid price requirements of the Nasdaq Capital Market, a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-20, with the exact ratio to be set within that range by the Board.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
7,557,091	2,116,237	53,521	0

Proposal 5 — Authorization of one or more adjournments of the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposal 4 described above.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
8,137,303	1,508,591	80,955	0

Based on the foregoing, the three director nominees were elected, and Proposals 2, 3, 4 and 5 were approved, and adjournment of the Annual Meeting was not necessary or appropriate because there were sufficient votes in favor of Proposal 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOXCEL THERAPEUTICS, INC.

Date: December 15, 2025	By:	/s/ Richard Steinhart
Richard Steinhart
Chief Financial Officer